Exhibit 10.5

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This Amendment is made as of this 16th day of July, 2019 (the “Amendment”), by and between First Seacoast Bank, a federally-chartered savings bank (the “Bank”), and Richard M. Donovan (the “Executive”). Any reference to the “Company” shall mean First Seacoast Bancorp, the federal mid-tier holding company of the Bank. The Company is a signatory to this Amendment solely as provided for in Section 12 of the Agreement (as hereinafter defined). Capitalized terms which are not defined herein shall have the meaning ascribed to them in the Agreement.

WITNESSETH

WHEREAS, the Bank and the Executive are parties to the Employment Agreement, dated as of March 1, 2019, by and between the Bank and the Executive (the “Agreement”); and

WHEREAS, the Bank and the Executive wish to amend the Agreement in order to ensure compliance with federal regulations.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intention to be legally bound hereby, the Bank and the Executive agree as follows:

1.	NEW SECTION 12 OF THE AGREEMENT.

Section 12 of the Agreement is hereby amended, to read in its entirety as follows:

“12.	SOURCE OF PAYMENTS.

(a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank. The Company may accede to this Agreement but only for the purpose of guaranteeing payment and provision of all amounts and benefits due hereunder to the Executive.

(b) With respect to any obligations of the Company under this Agreement, the obligations shall be conditioned on compliance with 12 C.F.R. 239.41(b).”

IN WITNESS WHEREOF, the Bank and the Company have caused this Amendment to be executed by their duly authorized representatives, and the Executive has signed this Amendment, on the date first above written.

First Seacoast Bank

By:	/s/ Dana C. Lynch
Chairman of the Board

First Seacoast Bancorp

By:	/s/ Dana C. Lynch
Chairman of the Board

Executive

/s/ Richard M. Donovan
Richard M. Donovan